Exhibit 24

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of CSX CORPORATION, a Virginia Corporation, which is to file with the Securities and Exchange Commission, Washington, D. C., a Form 10-K (Annual Report), hereby constitutes and appoints Paul R. Goodwin and Peter J. Shudtz his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign said Form 10-K, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CSX Corporation thereto and to attest said seal, and to file said Form 10-K, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 10th day of February, 1999.


/s/ ELIZABETH E. BAILEY                                /s/ JAMES W. MCGLOTHLIN
-----------------------                                -----------------------
Elizabeth E. Bailey                                    James W. McGlothlin

/s/ H. FURLONG BALDWIN                                 /s/ SOUTHWOOD J. MORCOTT
----------------------                                 ------------------------
H. Furlong Baldwin                                     Southwood J. Morcott

/s/ CLAUDE S. BRINEGAR                                 /s/ CHARLES E. RICE
----------------------                                 -------------------
Claude S. Brinegar                                     Charles E. Rice

/s/ ROBERT L. BURRUS, JR.                              /s/ WILLIAM C. RICHARDSON
-------------------------                              -------------------------
Robert L. Burrus, Jr.                                  William C. Richardson

/s/ BRUCE C. GOTTWALD                                  /s/ FRANK S. ROYAL
---------------------                                  ------------------
Bruce C. Gottwald                                      Frank S. Royal

/s/ JOHN R. HALL                                       /s/ JOHN W. SNOW
----------------                                       ----------------
John R. Hall                                           John W. Snow

/s/ E. BRADLEY JONES                                   /s/ PAUL R. GOODWIN
--------------------                                   -------------------
E. Bradley Jones                                       Paul R. Goodwin

/s/ ROBERT D. KUNISCH                                  /s/ JAMES L. ROSS
---------------------                                  -----------------
Robert D. Kunisch                                      James L. Ross